Exhibit 10.32














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  |                                                                          |
  |                        COMMERCIAL LEASE AGREEMENT                        |
  |                                                                          |
  |                              BY AND BETWEEN                              |
  |                                                                          |
  |             R & R PARTNERS, A CALIFORNIA GENERAL PARTNERSHIP             |
  |                                                                          |
  |                                    AND                                   |
  |                                                                          |
  |                         NORTH COAST BANK, , N. A.                        |
  |                                                                          |
  |                            DATED: JULY 1, 2003                           |
  |                                                                          |
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                                      107

                           COMMERCIAL LEASE AGREEMENT
                           --------------------------

         This Lease Agreement ("Lease') is made as of the 1st day of July, 2003, by and between R & R Partners, a California General Partnership ("Landlord"), and North Coast Bank, N.A.("Tenant").

                                    ARTICLE I
                                    PREMISES
                                    --------

         1. Demise and Description. Landlord, in consideration of the rents and covenants herein specified to be paid and performed by Tenant, hereby leases to Tenant, and Tenant hereby hires from Landlord, on the terms and conditions and for the purposes herein set forth, that certain real property in the City of Windsor, County of Sonoma, State of California, located at 8733 Lakewood Drive, Suite A and the ATM room, consisting of approximately 1905 square feet of usable space and 2200 square feet of rentable space together with all improvements located thereon and all appurtenances thereto (the "Leased Premises").

         2. No Representations by Landlord. Landlord has made no representations or warranties with respect to the Leased Premises and Landlord shall not be responsible for any latent defect or change of condition of the Leased Premises and the rent hereunder shall in no case be withheld or diminished on account of any defect in the Leased Premises, nor for any change in the condition, nor for any damage occurring thereto, nor because of the existence of any violations in any municipal department.

         3. Acceptance of Premises by Tenant. Tenant does hereby represent and warrant to Landlord that Tenant is fully acquainted with the nature and conditions, in all respects, of the Leased Premises including but without limitation the title of Landlord, the conditions and state of repair and lack of repair of the improvements (which includes all improvements to the Leased Premises of every nature) and the nature and extent of the rights of others with respect thereto, whether by way of easement, rights or rights-of-ways, lease, possession, lien, encumbrance, license, reservation, condition or otherwise. Tenant hereby represents and warrants to Landlord that the Leased Premises are suitable and adequate in all respects for any and all activities and uses which Tenant may elect to conduct thereon at any time during the term hereof.

                                   ARTICLE II
                                   LEASE TERM
                                   ----------

         4. Term. The initial term of this Lease shall be for a period of thirty months commencing at 12:01 a.m. on July 1, 2003 and ending at 11:59 p.m. December 31, 2005.

         5. Tenant's Surrender. On the last day of the term hereof, or on any sooner termination, Tenant shall surrender the Leased Premises to Landlord in the same condition as when received, broom clean, ordinary wear and tear

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

excepted. Tenant shall repair any damage to the Leased Premises occasioned by the removal of its trade fixtures, furnishings and equipment, prior to the expiration or sooner termination of this Lease.

         6. Option to Extend Lease Term. Tenant is hereby granted and shall, if not then in default under this Lease, have an option (a) upon expiration of this Lease to extend the term of this Lease for an additional period of five (5) years on the same terms, covenants, and conditions and subject to the same exceptions and reservations contained in this Lease, except that the rent to be paid by Tenant to Landlord for the extended term shall be increased to a mutually agreeable amount, but in no event shall such amount be less than $1.55 square foot ("Option 1"); and (b) upon expiration of Option 1 to extend the term of this Lease for an additional period of five (5) years on the same terms, covenants, and conditions and subject to the same exceptions and reservations contained in this Lease, except that the rent to be paid by Tenant to Landlord for such second extended term shall be increased to a mutually agreeable amount, but in no event shall such amount be less than $1.85 square foot. These options shall be exercised only by Tenant's delivering to Landlord sixty (60) days prior to expiration of the initial term of this Lease or Option 1, whichever the case may be, written notice of Tenant's election to renew the term of this Lease provided in this section.

         7. Holding Over by Tenant. In the event Tenant does not extend the term of this Lease under Section 6 above and holds over beyond the expiration of the term of this lease, such holding over shall be deemed and construed as a month-to-month tenancy, on the terms and conditions herein specified so far as applicable, until the tenancy is terminated in a manner provided by law.

                                   ARTICLE III
                                     RENTS
                                     -----

         8. Rental and Security Deposit. Tenant shall pay for the Leased Premises without demand, deduction or set-off and Landlord agrees to accept as basic rent for the Leased Premises the amount set forth below in lawful money of the United States, payable as follows:

                  July 1, 2003 to June 30, 2004         $1.40 per square foot
                  July 1, 2004 to June 30, 2005         $1.45 per square foot
                  July 1, 2004 to December 31, 2005     $1.50 per square foot

All lease payments hereunder shall be payable in advance on the first business day of each month for the term of this lease. Tenant has already paid, and Landlord has already accepted, rent for the month of July 2003. The first rent payment due hereunder shall be payable in advance of August1, 2003.

                  Concurrently with Tenant's execution of this Lease, Tenant shall deposit with Landlord the sum of six thousand one hundred sixty dollars and 00/100 ($6,160.00.) Said sum shall be held by Landlord as a security deposit

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

for the faithful performance by Tenant of all terms, covenants and conditions of this Lease to be kept and performed by Tenant during the term hereof. If Tenant defaults with respect to any provision of this Lease beyond any applicable notice or cure periods, including without limitation, the provisions relating to payment of rent and any of the monetary sums due hereunder, Landlord may (but shall not be required to) use, apply or retain all or any part of said deposit for payment of any other which Landlord may spend by reason of Tenant's default or to compensate Landlord for any other loss or damage which Landlord may suffer by reason Tenant's default. If any portion of said deposit is so used or applied, Tenant shall, within ten (10) days after written demand therefor, deposit cash with Landlord in the amount sufficient to restore said deposit to its original amount. Tenant's failure to comply with this provision shall be deemed a material breach of this Lease. Landlord shall not be required to maintain the deposit in a segregated account and Tenant shall not be entitled to interest thereon. If Tenant fully and faithfully performs every provision of this Lease to be performed by it, the deposit or any balance thereof shall be returned to Tenant at the expiration of the Lease term and after tenant has vacated the Leased Premises. In the event of termination of Landlord's interest in this Lease, Landlord shall transfer said deposit to Landlord's successor-in-interest whereupon Tenant agrees to release Landlord from liability for the return of such deposit or the accounting therefor.

         9. Place of Payment. The rental provided for herein shall be paid to Landlord, in lawful money of the United States of America at 3521 Scott Street, San Francisco, CA 94123, or at such other address as Landlord may from time to time designate in writing.

         10. Cost of Living Increase. The basic rent payable hereunder shall be adjusted upward annually during the term of this Lease in the following manner:

                  (a) Commencing on the first day of the second year of the lease term and continuing each year thereafter (the "Rent Adjustment Date"), the minimum rent set forth above in Section 8 shall be subject to the following adjustment: the "Consumer Price Index--San Francisco Bay Area--All items" compiled by the U. S. Department of Labor, Bureau of Labor Statistics (the "Index"). For each Rent Adjustment Date, the Index in effect immediately before that Rent Adjustment Date shall be used for purposes of calculating the amount of adjustment, if any.

                  (b) In no event shall the minimum monthly rent be decreased below the amount specified in Section 8.

                                   ARTICLE IV
                                 USE OF PREMISES
                                 ---------------

         11. Use of Premises. Tenant shall have the right to use the Leased Premises for general office and/or retail banking.

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

         12. Signs. Tenant may erect and maintain any signs on the Premises relating to Tenant's business on the Leased Premises, provided the signs so erected:

                  (a) Are removed at the sole cost and expense of Tenant without damage to any building on the Leased Premises or to the Leased Premises on expiration or sooner termination of this Lease;

                  (b) Are erected by Tenant and not by some other person on space leased by Tenant without Landlord's written consent to some other person for advertising purposes;

                  (c) Comply with any law or ordinance of any governmental agency having jurisdiction over the Leased Premises; and

                  (d) Are approved by the Landlord prior to installation and are consistent with signs for other units in the building. Landlord agrees such approval shall not be unreasonably withheld.

         13. Waste. Tenant shall not commit, or suffer to be committed, any waste upon the Leased Premises.

         14. Legal Requirements. Tenant shall at its sole cost and expense promptly comply with all laws, statues, ordinances and governmental rules, regulations or requirements now in force or which may hereafter be in force and with the requirements of any Board of Fire Underwriters or other similar body now or hereafter constituted relating to or affecting the condition, use or occupancy of the Leased Premises, excluding structural changes. . Tenant shall at its own cost and expense procure each and every permit, license, certificate or other authorization or any renewals, extensions or continuances of the same required in connection with the lawful and proper use of the Leased Premises or any improvements located on the Leased Premises. Neither the failure on the part of the Tenant to procure such permit, license, certificate or other authorization nor the revocation of the same shall in any way affect the liability of Tenant for the payment of rent herein reserved or the performance or observance of any of the covenants or conditions herein contained on the Tenant's part to be performed and observed.

                                    ARTICLE V
                          INSURANCE AND INDEMNIFICATION
                          -----------------------------

         15. Tenant shall, during the entire term of this Lease, keep in full force and effect a policy of general comprehensive liability insurance for bodily injury, personal injury and property damage (including loss of use of such property) occurring or arising out of the use or occupancy of the Leased Premises in an amount not be less than One Million Dollars ($1,000,000) per occurrence. The policy shall name Landlord, any mortgagee of which Landlord gives Tenant notice, and Tenant, as their interests may appear, as insured and shall contain a clause that neither Tenant nor the insurer will cancel or change

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the insurance without first giving Landlord ten (10) days' prior written notice.
The insurance shall be provided by an insurance company with an A-Rating or better, and a copy of the policy or a Certificate of Insurance shall be delivered to Landlord.

         16. Tenant shall, during the entire term of this Lease, keep in full force and effect a policy of Use, Occupancy and Contents Insurance and insurance covering all glass and windows in the Leased Premises.

         17. Tenant shall indemnify and save Landlord and Landlord's employees and agents harmless from and against any and all claims, action, damages, liability and expense in connection with loss of life, personal injury and/or damage to property arising from or out of any occurrence in, upon or at the Leased Premises or any part thereof, or occasioned wholly or in part by any act or omission by Tenant, Tenant's employees, agents, invitees or licensees.

         18. With respect to all insurance policies referred to in this Lease, renewal of such contracts of insurance shall be presented to Landlord at least ten (10) days before the expiration of such insurance coverages.

         19. Tenant agrees to pay, to Landlord, Tenant's pro rata share of Landlord's premium for insurance for the common areas, and the building within which the Leased Premises is located. Said insurance policy shall be a standard fire, extended coverage, earthquake and liability policy of the type commonly purchased by owners of commercial buildings in the area in which the Leased Premises are situated. Tenant's portion of such premium shall be in proportion to the number of square feet of floor space of the building leased by Tenant as compared with the total number of square feet of floor space in the building. Such payments shall be due and payable when Landlord pays the insurance premiums on the building. Landlord shall bill Tenant for Tenant's pro rata share at such times as Landlord remits payments to the insurers.

         20. Each party waives all claims against each other of every character for which the party otherwise entitled to make such claims is covered by insurance provided the insurance covering the same is not invalidated by such waiver, and each party shall obtain from its respective insurance company a waiver of subrogation of all such claims.

                                   ARTICLE VI
                             MAINTENANCE AND REPAIRS
                             -----------------------

         21 (a). Tenant's Obligations . Tenant covenants and agrees, throughout the term of this Lease, without cost to Landlord, to take good care of the interior of the Leased Premises, and to keep the same in good order and condition, free of accumulation of dirt and rubbish and shall promptly, without cost to Landlord, make all necessary non-structural repairs to keep the Leased Premises in safe, clean and sanitary condition. All such repairs made by Tenant shall be at least equal in quality and class to the original work.

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

Notwithstanding the foregoing, Landlord shall be responsible for all structural repairs, including maintenance and repair of all heating and air conditioning equipment and systems which are located in the Leased Premises or provide service to the Leased Premises.

         21. (b) Landlord's Obligations. Landlord covenants and agrees, throughout the term of this Lease, to maintain the exterior, and the common areas where the Leased Premises are located, and to keep the same in good order and condition, free of accumulation of dirt and rubbish, and shall promptly make all necessary repairs to keep same in a safe, clean and sanitary condition. Landlord shall all be responsible for maintaining both liability and peril insurance on the building, and the common areas.

         22. Failure by Tenant to Make Repairs. If Tenant fails to perform any of its obligations to repair as provided herein, Landlord may, at its option, enter upon the Leased Premises in order to place same in good condition and repair, and the cost thereof, together with interest at the maximum rate permitted by law in the State of California, shall be due and immediately payable following completion of Landlord's work.

         23. Alterations. Tenant shall not make or suffer to be made any alterations, additions or improvements to or of the Leased Premises or any part thereof, without the written approval of Landlord. Such approval shall not be unreasonably withheld.

         24. Removal of Tenant's Trade Fixtures. Upon the expiration of the term of this Lease, or upon the earlier termination of this Lease pursuant to the provisions hereof, Tenant shall remove all of its trade fixtures then located upon the Leased Premises and shall restore the Leased Premises to the condition existing upon the commencement of this Lease, reasonable use and wear alone excepted. If Tenant fails to remove its trade fixtures and restore the Leased Premises, Landlord may, but shall not be obligated to, effect such removal and restoration, and Tenant shall pay to Landlord the amount expended by Landlord in so doing plus interest at the maximum rate permitted by law from the date such expenditures are made by Landlord. All trade fixtures or other property not removed by Tenant prior to the termination of this Lease shall, at Landlord's election, be deemed abandoned and become the property of Landlord.

         25. Liens. Tenant shall not permit, and shall promptly discharge, at its sole cost and expense, all liens, encumbrances and charges (other than liens, encumbrances or charges created by Landlord) upon the Leased Premises or any part thereof.

         26. Landlord's Rights to Discharge Lien. If Tenant shall fail to discharge promptly any lien, claim or charge against the Leased Premises or any part thereof, then, in addition to any other right or remedy of Landlord, Landlord may, but shall not be obligated to, discharge the lien, either by paying the amount claimed to be due or by procuring the discharge of the lien in any manner authorized by law. Any amount paid by Landlord for any of the

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

aforesaid purposes and all reasonable expenses of Landlord, including counsel fees, shall be repaid immediately upon demand by Tenant to Landlord.

         27. Notice. Tenant agrees to notify Landlord in writing within five (5) days of the filing of any claims of lien against the Leased Premises and of the commencement of any action to enforce such a lien.

                                   ARTICLE VII
                               UTILITIES AND TAXES
                               -------------------

         28. Tenant shall pay for its pro-rata share of all utilities for the Leased Premises, including but not limited to water, telephone service, gas, heat, sewer, waste pick-up, air conditioning, light and power. In addition, Tenant shall pay before they become delinquent all taxes, assessments, and other charges levied or imposed by any governmental entity on the furniture, trade fixtures, appliances, and other personal property placed by Tenant in, on, or about the Leased Premise. Tenant shall also pay its pro-rata share of real property taxes and assessments levied or assessed against the building within which the Leased Premises is located.

                                  ARTICLE VIII
                                 LOSS AND DAMAGE
                                 ---------------

         29. Landlord shall not be liable for any damage to property of Tenant or of others entrusted to employees of the Leased Premises, nor for any loss or damage to any property by theft or otherwise. Landlord shall not be liable for any injury or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water, rain, or snow or leaks from any part of the Leased Premises or from the pipes, appliances or plumbing works or from the roof, street, or sub-surface or from any other place or by dampness or by any other cause. Landlord shall not be liable for any such damage caused by other tenants or persons in the Leased Premises. Any hazardous materials shall be kept or stored at Tenant's risk only, and Tenant shall hold Landlord harmless from any claims arising out of damage to the same, including subrogation claims by Tenant's insurance carriers unless such damage shall be caused by Landlord's willful act or gross neglect.

         30. In the event the Leased Premises should be damaged by fire, explosion or any other casualty or occurrence and (i) such casualty or occurrence shall not be fully covered by Landlord's insurance, or (ii) the Leased Premises should be damaged to the extent of more than twenty-five percent (25%) of the cost of replacement thereof, either Landlord or Tenant may elect to terminate this Lease. In the event that both Landlord and Tenant agree that the Lease shall continue, repairs to the Leased Premises must be completed within 90 days from the date of the casualty or occurrence. 31. If the casualty, repairing, or rebuilding shall render the Leased Premises untenantable, in whole or in part, a proportionate or total abatement of the fixed minimum rent shall be allowed from the date when the damage occurred until the date when Landlord completes the repairs or rebuilding, said proportion to be computed on the basis

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of the relation which the gross square foot area of the space rendered untenantable bears to the floor space of the Leased Premises.

                                   ARTICLE IX
                             ASSIGNMENT AND SUBLEASE
                             -----------------------

         32. Assignment and Subletting. Tenant shall not assign or hypothecate this Lease or any interest therein. However, if Tenant merges with another bank, or is purchased by another bank, it is hereby agreed that this Lease will be assigned to such successor entity. However, under no other event l shall Tenant be permitted to sublet the Leased Premises or any part thereof or any right or interest appurtenant thereto, or permit any other person (the agents and employees of Tenant excepted) to occupy or use the Leased Premises or any portion thereof, without the prior written consent of Landlord in each instance. Any such assignment, hypothecation or subletting, whether voluntary or involuntary, by operation of law, under legal process, by receivership, in bankruptcy or otherwise, without such written consent first had and obtained, shall be void and shall, at the option of Landlord, terminate this Lease.

                  Said prior written consent of Landlord shall not be unreasonably withheld, but Landlord may consider such factors as the reputation, financial worth and stability and operating ability of any proposed assignee.

                  A consent by Landlord to one assignment, subletting, occupation, hypothecation or use by any other person, whether by operation of law or otherwise, shall not be deemed to be a consent to any subsequent assignment, subletting, occupation, hypothecation or use by any other person.

                  No such assignment, hypothecation or sublease shall, in any event, cause or result in a release or discharge of Tenant's duties or liabilities under this Lease.

         33. Transfer of Landlord's Interest. Landlord shall have the right at any time and from time to time during the term hereof, to sell or assign to any person all or any portion of its fee interest in the leased Premises or any portion thereof, subject, however, to the leasehold estate of Tenant created hereby. In the event of any such sale or assignment of Landlord's fee interest in the Leased Premises or any portion thereof, Landlord shall be entirely relieved of all liability under any and all of its covenants and obligations contained in this Lease arising out of any act, occurrence or omission relating to the Leased Premises or this Lease occurring after the consummation of such sale or assignment. However, in the event of such a sale, assignment or transfer, Tenant shall not be responsible for paying any portion of the increased real property taxes that may result from such sale, transfer or assignment.

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

                                    ARTICLE X
                             SUBORDINATION TO LIENS
                             ----------------------

         34. Rights of Lenders. At the option of any mortgagee under a mortgage or any beneficiary under a deed of trust, this Lease shall be either
(i) subject and subordinated to or (ii) prior to the lien of any mortgages or deeds of trust in any amount or amounts whatsoever now or hereafter placed on or against the Leased Premises or on or against Landlord's interest or estate therein without the necessity of having further instruments on the part of Tenant to effectuate such subordination. Notwithstanding the foregoing, in the event of a foreclosure of any such mortgage or deed of trust, or of any other action or proceeding for the enforcement thereof, or of any sale thereunder, this Lease will not be barred, terminated, cut off or foreclosed, nor will the rights and possession of Tenant hereunder be disturbed, if Tenant shall not then be in default in the payment of rent due or the performance of Tenant's other obligations hereunder. Upon the request of any mortgagee or beneficiary, Tenant agrees to execute any amendment to this Lease which does not, in the opinion of Tenant's counsel, adversely affect Tenant's rights hereunder.

                                   ARTICLE XI
                               TENANT'S COVENANTS
                               ------------------

         35.      Tenant's covenants. Tenant agrees that it shall:

                  (a) Observe such rules and regulations as from time to time may be put in effect by us for the general safety, comfort and convenience of tenants and patrons of the building within which the Leased Premises is located. Any failure by Landlord to enforce any other Lease in the building shall not constitute a waiver thereof.

                  (b) Give Landlord, its agents and employees, its mortgagees and any other person or persons authorized by Landlord, access to the Leased Premises upon reasonable notice to examine the same and to make such repairs, additions and alterations as they may deem advisable.

                  (c) Keep the Leased Premises in good order and condition, keep the Leased Premises lien free and commit no waste to the Leased Premises.

                  (d) Maintain and pay utilities for the lighting fixtures attached to the Leased Premises and pay its pro-rata share for utilities for common areas.

                  (e) Upon the termination of this Lease in any manner whatever, remove its goods and effects and those of any other persons claiming under its, and quit and deliver up the Leased Premises to Landlord peaceably and quietly in as good order and condition as the same are now or hereafter may be improved, reasonable use and wear thereof excepted. Goods and effects not removed by Tenant at the termination of this Lease (or within forty-eight [48] hours after a termination by reason of default by Tenant), shall be considered abandoned, and Landlord may dispose of the same as it deems expedient, but Tenant shall promptly upon demand reimburse Landlord for any expenses incurred by it in connection therewith. All alternations, installations, additions,

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whether movable or not, shall not be removed from said property without
Landlord's written consent.

                  (f) Not place any signs on the outside walls, windows, roof of the building or otherwise on the Leased Premises or the building or its common areas without Landlord's specific written approval.

                  (g) Not do any act or bring or keep anything thereon which may make void or voidable any insurance, or cause increased or extra premiums payable for insurance. Should the operation of Tenant's business, whether it be due to the method of operation or the nature of its business, cause a higher insurance premium, either for the entire premises or for Tenant's space, Tenant shall be responsible for the payment of any increase thereof.

                  (h) Not damage, overload, deface or otherwise harm the Leased Premises, nor commit any nuisance (including loud speakers, sound amplifiers or phonographs); nor permit the emission of any objectionable noise or odor; nor bun any trash or refuse with the Shopping Center, nor sell, display, distribute or give away any alcoholic liquors or beverages; nor make any use of the Leased Premises which is improper, offensive or contrary to any law or ordinance.

         Tenant's obligation under this Article XI to do or not to do a specified act shall extend to and include Tenant's obligation to see to it that its employees, invitees and agents shall do or shall not do such acts, as the case may be.

                                   ARTICLE XII
                                TENANT'S DEFAULT
                                ----------------

         36.      Default by Tenant.
                  -----------------

                  (a) The occurrence of any of the following shall constitute a material default and breach of this Lease by Tenant:

                           (i)      Any failure by Tenant to pay the rent or to
make any other payment required to be made by Tenant hereunder, provided that such failure continues for a period of thirty (30) days after Landlord serves a written notice of default on Tenant.

                           (ii)     Tenant's abandonment or vacation of the
Leased Premises.

                           (iii)    Tenant's failure to observe and perform any
other provision of this Lease to be observed or performed by Tenant where such failure continues for ten (10 days after written notice thereof by Landlord to Tenant; provided, however, that if the nature of such default is such that the same cannot reasonably be cured within such five-day period, Tenant shall not be

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deemed to be in default if Tenant shall within such period commence such cure and thereafter diligently prosecute the same to completion.

                           (iv)     Tenant's making of any general assignment
for the benefit of creditors; the filing by or against Tenant of a petition to have Tenant adjudged a bankrupt or of a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant, the same is dismissed within sixty (60) days), the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located at the Leased Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within thirty (30) days; or the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Leased Premises or of Tenant's interest in this Lease, where such seizure is not discharged within thirty (30) days.

                  (b) In the event of any such default by Tenant, then in addition to any other remedies available to Landlord at law or in equity, Landlord shall have the immediate option to terminate this Lease and all rights of Tenant hereunder by giving written notice of such intention to terminate. In the event that Landlord shall elect to so terminate this Lease then Landlord may recover from Tenant:

                           (i)      Any unpaid rent which had been earned at the
time of such termination, less any amount that Tenant proves could have been reasonably mitigated; plus

                           (ii)     Any other amount necessary to compensate
Landlord for all the detriment proximately caused by Tenant's failure to perform his obligations under this Lease or which in the ordinary course of things would be likely to result therefrom; plus

                           (iii)    Such other amounts in addition to or in lieu
of the foregoing as may be permitted from time to time by applicable California law.

                  (c) In the event of any such default by Tenant, Landlord shall also have the right, , to reenter the Premises in accordance with California law, and remove all persons and property from the Premises; such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of the Tenant.

                  (d) In the event of the vacation or abandonment of the Leased Premises by Tenant or in the event that Landlord shall elect to reenter as provided in paragraph (c) above or shall take possession of the Leased Premises pursuant to legal proceeding or pursuant to any notice provided by law, then if Landlord does not elect to terminate this Lease as provided in paragraph
(b) above, then Landlord may from time to time, without terminating this Lease, either recover all rent that could not be reasonably mitigated as it becomes due or relet the Leased Premises or any part thereof for such term or terms and at such rental or rentals and upon such other terms and conditions as Landlord, acting in a commercially reasonable manner, elects.

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                  In the event that Landlord shall elect to so relet, then
rentals received by Landlord from such reletting shall be applied as follows: first, to the payment of any indebtedness other than rent due hereunder from Tenant to Landlord; second, to the payment of any cost of such reletting; third, to the payment of rent due and unpaid hereunder; and the residue, if any, shall be held by Landlord and applied in payment of future rent as the same may become due and payable hereunder. Should that portion of such rentals received from such reletting during any month, which is applied by the payment of rent hereunder, be less than the rent payable during that month by Tenant hereunder, then Tenant shall pay such deficiency to Landlord immediately upon demand therefor by Landlord. Such deficiency shall be calculated and paid monthly.

                                  ARTICLE XIII
                         COMMON AREAS OWNED BY LANDLORD
                         ------------------------------

         37. Available Areas. Landlord shall make available within its ownership of the building such common areas (including but not limited to parking areas, driveways, access and egress road, walkways, sidewalks, landscaped and planted areas) as Landlord shall deem appropriate. Landlord shall manage, repair and maintain the common areas and may from time to time change the size, location, nature and use of any common area.

         38. Use of Common Areas. Tenant and Tenant's employees, agents, customers and invitees shall have the nonexclusive right, in common with all others to whom Landlord has or may hereafter grant right, to use the common areas subject to reasonable rules and regulations as Landlord may from time to time impose. Tenant agrees after notice thereof to abide by such reasonable rules and regulations and to cause its employees, customers and invitees to conform thereto. Landlord may at any time close temporarily any common areas to make repairs or changes, to prevent the acquisition of public rights in such area, or to discourage noncustomer parking; and may do such other acts in and to the common area as in Landlord's judgment may be desirable to improve the convenience thereof, including designating specific area within the common area for parking by Tenant, Tenant's customers, and Tenant's employees. If requested to do so by Landlord, Tenant shall use its best efforts to identify vehicles operated by Tenant and Tenant's employees, and upon request Tenant shall immediately comply with such parking rules and regulations as Landlord shall deem appropriate to set forth. Tenant shall not at any time interfere with the rights of Landlord and other tenants, their employees, customers and invitees, to use any part of the parking areas and other common areas.

         39. Charge for Use of Common Areas. Tenant shall, based upon the proportion that the total square footage of the Leased Premises bear to the total square footage of the building where the Leased Premises are located, pay its proportionate share of costs and expenses incurred by Landlord in maintaining, managing, and operating the common areas. The Leased Premises

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represents 18.4 % (Drafting Note: Landlord to confirm ratio) of the total space available within the subject building. The common area expenses shall include without limitation all utilities, cleaning, garbage service, landscaping, and sweeping, and same shall be additional rental hereunder. Such payments shall be made to Landlord reconciled on a monthly or an annual basis, at Landlord's election.

                                   ARTICLE XIV
                            MISCELLANEOUS PROVISIONS
                            ------------------------

         40. Attorney Fees. Should either Landlord or Tenant refer this Lease to an attorney for collection of rent or seek legal advice following a default under this Lease, or if an action is instituted on this Lease, or if any other action or proceeding including but not limited to proceedings in unlawful detainer, proceedings under the federal bankruptcy act, or in eminent domain, or under the probate code, or in connection with any state or federal tax lien, or to enforce an assignment of rents, or for the appointment of a receiver, or involving mechanics' liens or stop notices, the prevailing party shall be entitled to collect its reasonable attorneys' fees plus all costs and expenses incurred incident to such employment.

         41.      Indemnity. Tenant hereby agrees to indemnify and hold
Landlord harmless from and against any and all claims arising from Tenant's use or occupation of the Leased Premises or from the conduct of Tenant's business therein, or from any activity, work or things done, permitted or suffered by Tenant in or about the Leased Premises or elsewhere. Tenant further agrees to indemnify and hold Landlord harmless from and against any and all claims arising from any breach or default in the performance of any of tenant's obligations hereunder, or arising from any negligence of Tenant, or any of Tenant's obligations hereunder, or arising from any negligence of Tenant, or any of Tenant's agents, contractors, employees or invitees, and from and against all costs, attorney fees, expenses and liabilities incurred in the defense of any such claim or any action or proceeding brought thereon. In the event that Landlord is ever made a party to any action or proceeding by reason of any matter for which Tenant has hereby agreed to indemnify Landlord, then Tenant, upon notice from Landlord, shall defend such action or proceeding on behalf of Landlord at Tenant's expense by counsel satisfactory to Landlord. As a material part of the consideration for this Lease, Tenant hereby assumes all risk of damage to property or injury to persons, in, upon or about the Leased Premises arising from any cause except such damage resulting from the gross negligence of willful misconduct of Landlord or his agents or employees, and Tenant hereby waives all claims in respect thereof against Landlord.

         42. Notices. All communications, notices and demands of any kind which either party may be required or desire to give to or serve upon the other party shall be made in writing and sent by telegram or certified mail, postage prepaid, return receipt requested to the following addresses:

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         To Landlord:      R & R Partners
                           3521 Scott Street
                           San Francisco, CA 94123-1506

         Copies to:        Michael T. Carlson, Esq.
                           Geary, Shea, O'Donnell & Grattan, P.C.
                           P.O. Box 429
                           Santa Rosa, CA 95402-0429

         To Tenant:        Ray Byrne, President
                           North Coast Bank
                           50 Santa Rosa Avenue
                           Santa Rosa, CA   95404

         Copies To:        Richard Borst
                           American River Holding Co.
                           1545 River Park Drive, Suite 107
                           Sacramento, CA   95815


Any such notice sent by mail shall be presumed to have been received by the addressee two (2) business days after posting in the United States mail. Either party may change its address by giving the other party written notice of its new address as herein provided.

         43. Entry and Inspection. Subject to federal and state banking regulations which shall prevail in the event of any conflict with the following right of entry by Landlord, Tenant shall permit Landlord and Landlord's agents to enter into and upon the Leased Premises at all reasonable times for the following purposes:

                  (a) For the purpose of inspecting or maintaining the same;

                  (b) For the purpose of making repairs, alterations or additions to any other portion of the building, including the erection and maintenance of such scaffolding, canopies, fences and props as may be required;

                  (c) For the purpose of posting notices of non-liability for alterations, additions or repairs;

                  (d) For the purpose of placing upon the Leased Premises any usual or ordinary "For Sale" signs, and without any liability to Tenant for any loss of occupation or quiet enjoyment of the Leased Premises thereby occasioned. Tenant shall permit Landlord, at any time within sixty (60) days

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prior to the expiration of this Lease, to place upon the Leased Premises any usual or ordinary "To Let" or "To Lease" signs. (No item contained in this Section shall be construed to impose on Landlord any obligation to perform any of the activities set forth herein.)

         44. Quiet Enjoyment. Subject to the provisions of this Lease and upon payment of all rental and other charges herein required and upon performance of all of the provisions to be performed by Tenant hereunder, Landlord shall secure to Tenant during the term of this Lease the quiet and peaceful possession of the Leased Premises and all rights and privileges appertaining thereto against anyone claiming by or through Landlord.

         45. Force Majeure--Unavoidable Delays. If the performance of any act required by this Lease to be performed by either Landlord or Tenant is prevented or delayed by reason of an act of God, strike, lockout, labor troubles, inability to secure materials, restrictive governmental laws or regulations, or other such direct external cause, the time for performance of the act will be extended for a period equivalent to the period of delay, and performance of the act during the period of delay will be excused. However, nothing contained in this section shall excuse the prompt payment of rent by Tenant as required by this Lease or the performance of any act rendered difficult because of the financial condition of the party required to perform the act.

         46. Partial Invalidity. If any provision of this Lease is held by a court of competent jurisdiction to be either invalid, void or unenforceable, the remaining provisions of this Lease shall remain in full force and effect unimpaired by the holding.

         47. Successors and Assigns. The covenants and conditions herein contained shall, subject to the provisions of this Lease, apply to and bind the heirs, successors, executors, administrators and assigns of all the parties hereto; and all of the parties hereto shall be jointly and severally liable hereunder. (No item contained in this Section shall be construed to authorize Landlord or Tenant to transfer or assign their interests in this Lease except as authorized elsewhere in this Lease.)

         48. Choice of Laws. This Lease is governed by the laws of the State of California and any question arising hereunder shall be construed or determined according to such law.

         49. Article and Section Headings. Headings at the beginning of each Article and Section of this Lease are intended solely for convenience or reference and are not to be deemed or construed to be of this Lease. This agreement shall be given a fair and reasonable construction in accordance with the intentions of the parties and without regard to, or aid of, Section 1654 of the California Civil Code.

         50.      Time is of the Essence. Time is of the essence of this Lease.

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         51.      Prior Agreements. Subject to federal and state banking
regulations that may control over any conflicting provisions set forth in this Lease, this Lease contains all of the agreements of the parties hereto with respect to the matters contained herein, and no prior agreement or understanding pertaining to any such matter shall be effective for any purpose. No provision of this Lease may be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors in interest.

         52. Cumulative Remedies. The remedies granted to Landlord in this Article shall not be exclusive but shall be cumulative and in addition to all other remedies now or hereafter allowed by law or authorized in this Lease.

         53. Waiver of Breach. The waiver by Landlord of any breach by Tenant of any of the provisions of this Lease shall not constitute a continuing waiver or a waiver of any subsequent default or breach by Tenant either of the same or a different provision of this Lease.

         54. Broker's Commission. Tenant agrees that any claims for or payment of Tenant's brokerage commissions or finder's fees in connection with the execution of this Lease by Tenant shall be the sole and exclusive responsibility of Tenant, and Tenant agrees to indemnify and hold harmless Landlord from all liabilities arising from any claim resulting from its conduct or alleged conduct by which might be asserted by any third party regarding the entitlement to such a brokerage commission or finder's fee. In no event shall Landlord be responsible for paying any brokerage commission or finder's fees in connection with the execution of this Lease.

         55. Estoppel Certificate. At any time and from time to time, within thirty (30) days after notice or request by either party, the other party shall execute, acknowledge, and deliver to the requesting party, or to such other recipient as the notice shall direct, a statement certifying that this Lease is unmodified and in full force and effect as modified in the manner specified in the statement.

         The statement shall also state the dates to which the rent and any other charges have been paid in advance. The statement shall be such that it can be relied on by any auditor, creditor, commercial banker, and investment banker or either party and by any prospective purchaser or encumbrancer or the premises or improvements or both or of all or any part of parts of your interests or our interests under this Lease.

         Tenant's failure to execute, acknowledge, and deliver, on request, the certified statement described above within the specified time shall constitute acknowledgment by Tenant to all persons entitled to rely on the statement that this Lease is unmodified and in full force and effect and that the rent and other charges have been duly and fully paid to and including the respective due date immediately preceding the date of the notice of request and shall

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constitute a waiver, with respect to all persons entitled to rely on the statement, of any defaults that may exist before the date of the notice.

         56. Signature Warranties . Each of the signatories to this Lease, by its signature below, warrants and represents that it is authorized to execute this Lease on behalf of the identified entity.



         IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease as of the date first above written.


                                        LANDLORD: R & R Partners, a California
                                        General Partnership


                                        By: /s/ EILEEN J GUIBERT
                                            ------------------------------------

                                        Its: Manager for R&R Partners
                                             -----------------------------------


                                        TENANT: North Coast Bank, N.A.

                                        By: /s/ RAYMOND F BYRNE
                                            ------------------------------------

                                        Its: Pres/CEO
                                             -----------------------------------


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